LOSS BEFORE INCOME TAX (Tables)	6 Months Ended
Jun. 30, 2021
Loss Before Income Tax
Schedule of Group's Loss Before Income Tax

	Six months ended June 30,
	2020	2021	2021
	CNY	CNY	US$
	(Unaudited)	(Unaudited)	(Unaudited)

Crediting:
Interest income on bank deposits	(9)	(5)	(1)

Charging:
Cost of sales	6,844	—	—
Finance costs*	13	129	20

Issuance expense in related to placement (Note 14 and 15)	—	1,579	245

Employee benefit expenses	632	696	108
Depreciation and amortization:
- Property, plant and equipment	32	33	5
- Right-of-use assets (Note 10(a))	577	360	56
Fair value loss, net:
- Financial assets at fair value through profit or loss (Note 12.1)	—	26,015	4,029
- Derivative financial liabilities (Note 12.2)	—	(1,208)	(187)
Expense relating to short-term leases (included in administrative expenses)	116	117	18